EXHIBIT 10.4

                                SECOND AMENDMENT

                                     TO THE

                              EMPLOYMENT AGREEMENT

         WHEREAS, LADENBURG THALMANN FINANCIAL SERVICES INC. (f/k/a GBI Capital Management Corp.) (the "Parent"), a Florida corporation, GBI CAPITAL PARTNERS INC. (formerly known as Gaines, Berland Inc.) (the "Company"), a New York corporation and wholly-owned subsidiary of the Parent, and VINCENT A. MANGONE (the "Executive") have entered into an employment agreement (the "Agreement"), dated August 24, 1999, a first amendment to the Agreement (the "First Amendment"), dated as of February 8, 2001, a letter amendment (the "Letter Amendment"), dated as of February 8, 2001, and a second letter amendment ("Second Letter Amendment," and together with the Agreement, the First Amendment and the Letter Amendment, the "Amended Agreement"), dated as of May 7, 2001;

         WHEREAS, the Company and the Executive desire to amend the Amended Agreement;

         WHEREAS, Section 13 of the Agreement provides that no modification of or addition to the Agreement or waiver or cancellation of any provision therein shall be valid except by a signed writing;

         NOW THEREFORE, in consideration of the promises and mutual representations, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Amended Agreement as follows (capitalized terms used herein and that are defined in the Agreement and/or the First Amendment shall have the same meanings herein as in the Agreement and/or the First Amendment, respectively):

         1. Effective August 1, 2001, the Executive's annual salary, as set forth in Section 3(A) of the Agreement, is hereby amended to Ninety Thousand Dollars ($90,000).

         2. Effective August 1, 2001, Exhibit A attached to the First Amendment is hereby replaced by the attached Exhibit A-1 to reflect a change in the percentages of Total Revenue that the Executive is entitled to receive under the Incentive Plan.

         3. Executive agrees that the Compensation Committee may amend the Incentive Plan in order to change the Incentive Plan's "Year" from a fiscal year ending September 30 to a fiscal year ending December 31 in order to align the Plan's "Year" with that of the Parent's fiscal year end and that such amendment shall not be deemed to be Reason under the Agreement.

         4. Except as otherwise amended as hereinabove provided, the Amended Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to the Amended Agreement as of August 31, 2001.

LADENBURG THALMANN FINANCIAL SERVICES INC.  GBI CAPITAL PARTNERS INC.


  /s/ Victor M. Rivas                           /s/ Richard Rosenstock
By: _____________________________________   By:  _______________________________
     Name:  Victor M. Rivas                      Name:    Richard Rosenstock
     Title: CEO                                  Title:   President & CEO


/s/ Vincent A. Mangone
____________________________
VINCENT A. MANGONE,
EXECUTIVE